EXHIBIT 32

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                 with Respect to the Annual Report on Form 10-K
                       for the Year ended October 31, 2004
                        of Urstadt Biddle Properties Inc

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Urstadt Biddle Properties Inc, a Maryland corporation (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

1. The Company's Annual Report on Form 10-K for the year ended October 31, 2004 (the "Form 10-K") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: January 14, 2005
                                               /s/ Charles J. Urstadt
                                               ----------------------
                                               Charles J. Urstadt
                                               Chairman and
                                               Chief Executive Officer



Dated:   January 14, 2005                      /s/ James R. Moore
                                               ------------------
                                               James R. Moore
                                               Executive Vice President and
                                               Chief Financial Officer


         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

         The certification set forth above is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and should not be deemed to be filed under the Exchange Act by the Company or the certifying officers.